UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
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Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

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399 Park Avenue, 38th Floor
New York, New York 10022
January 27, 2021
Dear Shareholder:
You are cordially invited to attend the special meeting of shareholders (the “Special Meeting”) of Owl Rock Capital Corporation (the “Company,” “we” or “us”) to be held on March 17, 2021 at 9:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast.
Only holders of common stock of the Company (“Shareholders”) of record at the close of business on January 15, 2021 are entitled to notice of, and to vote at, the Special Meeting, or any adjournment(s) or postponement(s) thereof.
Background
Owl Rock Capital Advisors LLC, the investment adviser to the Company (the “Adviser”) and an indirect subsidiary of Owl Rock Capital Partners LP (“Owl Rock Capital Partners”), has advised the Company’s Board of Directors (the “Board”) that Owl Rock Capital Partners and certain of its affiliates (collectively, “Owl Rock”) have entered into a Business Combination Agreement (the “Business Combination Agreement”) with Neuberger Berman Group LLC (“Neuberger”) and Altimar Acquisition Corporation (“Altimar”), a publicly-traded special purpose acquisition company sponsored by an affiliate of HPS Investments Partners, LLC.
Currently, the Adviser is an indirect subsidiary of Owl Rock Capital Partners. If the transaction contemplated by the Business Combination Agreement (the “Transaction”) is completed:
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Owl Rock and Dyal Capital Partners (“Dyal”), a division of Neuberger, will combine with Altimar to form Blue Owl Capital Inc. (“Blue Owl”), an alternative asset management firm that will have over $45.0 billion in assets under management.

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Blue Owl will be a publicly-traded company listed on the New York Stock Exchange.

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The existing Adviser and Dyal will become indirect subsidiaries of Blue Owl.

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The Transaction will result in an indirect change of control of the existing Adviser (the “Adviser Change in Control”).

Consummation of the Transaction and the resulting Adviser Change in Control will result in an assignment and subsequent termination of the current amended and restated investment advisory agreement, dated March 31, 2020, between the Company and the Adviser (including all amendments thereto, the “Existing Advisory Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, Shareholders are being asked to approve the Company’s entry into an amended and restated investment advisory agreement between the Company and the Adviser (the “New Advisory Agreement”), pursuant to which the Adviser will continue to act as the investment adviser of the Company.
Although the indirect ownership of the Adviser will change in connection with the completion of the Adviser Change in Control, it is important to note that management of the Adviser is not changing, nor are the terms of the advisory agreement between the Adviser and the Company. The continuity and enhancements provided by the Adviser Change in Control are as follows:

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The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement.

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There will be no change to the investment objectives and strategies of the Company.

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There will be no change to the investment advisory services provided to the Company and the executive officers and employees of the Adviser and Owl Rock who provide services to the Company will remain the same.

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The Adviser’s investment committee (the “Investment Committee”) is not expected to change as a result of the Adviser Change in Control.

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There will be no change to the Adviser’s investment team (the “Investment Team”) that currently provides services to the Company. The Investment Team will continue to be focused on direct lending.

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The Adviser’s investment process and investment resources provided to the Company will not change.

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Following the consummation of the Transaction, the investment management businesses of Owl Rock and Dyal will be under common control through Blue Owl, which the Adviser and the Board believe will lead to a number of benefits for the Company, including, (i) the potential for enhanced investment sourcing capabilities as a result of the combination of the Adviser’s and Dyal’s relationships with the alternative asset management community, (ii) increased opportunities for the Adviser to utilize its resources and its relationships with the financial sponsor community and service providers and an increased pipeline of deal opportunities, (iii) attendant benefits to the investing process, including enhanced resources available for the Company’s investment activity, and (iv) enhanced ability for the Adviser to attract and retain highly talented professionals, each at no additional cost to the Company.

The 1940 Act requires the New Advisory Agreement to be approved by both a majority of the Company’s “non-interested” directors and “a majority of the outstanding voting securities” of the Company, as such terms are defined under the 1940 Act. The Board, including all of its non-interested directors, has unanimously approved the New Advisory Agreement and believes it to be in the best interests of the Company and its Shareholders. If approved by the required majority of Shareholders, the New Advisory Agreement will become effective upon the closing of the Transaction and the resulting Adviser Change in Control, which are expected to occur during the first half of 2021. This proposal is explained more fully in the accompanying proxy statement.
The Investment Team and all members of the Adviser’s Investment Committee are expected to maintain their current responsibilities in connection with the Transaction and the Adviser Change in Control. However, the Adviser Change in Control is structured to comply with the “safe harbor” included in Section 15(f) of the 1940 Act, which requires, among other things, that during the three-year period following the consummation of a transaction, at least 75% of an investment company’s board of directors must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser. The Board is expected to meet this requirement at the time of the consummation of the Transaction and the resulting Adviser Change in Control. As a result, following the Adviser Change in Control, at least 75% of the Board will be non-interested directors.
In evaluating the New Advisory Agreement, the Board requested, and received, information and materials regarding Owl Rock, the Adviser, Altimar, Dyal, Neuberger and their respective affiliates. The Board believes that the Company and its shareholders will benefit from the combination of Owl Rock and Dyal. In particular, the Board believes that as a result of the Transaction and the resulting Adviser Change in Control, the Company will benefit from (i) the potential for enhanced investment sourcing capabilities as a result of the combination of the Adviser’s and Dyal’s relationships with the alternative asset management community, (ii) increased opportunities for the Adviser to utilize its resources and its relationships with the financial sponsor community and service providers and an increased pipeline of deal opportunities, (iii) attendant benefits to the investing process, including enhanced resources available for the Company’s investment activity, and (iv) enhanced ability for the Adviser to attract and retain highly talented professionals, each at no additional cost to the Company.

The Transaction and resulting Adviser Change in Control are expected to close during the first half of 2021.
Shareholder Proposals
We are holding the Special Meeting to ask our Shareholders to approve the Company’s entry into the New Advisory Agreement. Under the New Advisory Agreement, the Adviser will continue to act as the investment adviser for the Company following consummation of the Transaction with no changes to the terms of the agreement. We refer to this proposal as the “New Advisory Agreement Proposal.” We are also asking our Shareholders to approve a proposal for the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Advisory Agreement (the “Adjournment Proposal”). These proposals are fully described in the Notice and in the accompanying proxy statement, both of which we encourage you to read in full.
The Board unanimously recommends that you vote “FOR” the approval of (i) the New Advisory Agreement and (ii) the Adjournment Proposal.
Your vote is very important! Your immediate response will help avoid potential delays and expenses associated with soliciting shareholder votes.
The Notice of Special Meeting and proxy statement accompanying this letter provide a further outline of the Transaction and the business to be conducted at the Special Meeting.
It is important that your shares of the Company’s common stock be represented at the Special Meeting. If you are unable to attend the Special Meeting virtually, I urge you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope at your earliest convenience to assure that your shares are represented at the Special Meeting.
Your vote is very important.
Sincerely yours,
Craig W. Packer
Chief Executive Officer, President and Director

OWL ROCK CAPITAL CORPORATION
399 Park Avenue, 38th Floor
New York, New York 10022
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On March 17, 2021
To Shareholders of Owl Rock Capital Corporation:
NOTICE IS HEREBY GIVEN THAT the special meeting (the “Special Meeting”) of holders of common stock (“Shareholders”) of Owl Rock Capital Corporation, a Maryland corporation (the “Company,” “we” or “us”), will be held on March 17, 2021 at 9:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ORCC2021SM. For instructions on how to attend and vote your shares at the Special Meeting, see the information in the accompanying proxy statement under the heading “How to attend and vote at the Special Meeting.”
The Special Meeting is being held for the following purposes:
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To approve the Company’s entry into an amended and restated investment advisory agreement (the “New Advisory Agreement”) between the Company and Owl Rock Capital Advisors LLC (the “Adviser”), pursuant to which the Adviser will continue to provide investment advisory and management services to the Company following the Adviser Change in Control with no changes to terms, as more fully described in the accompanying proxy statement (the “New Advisory Agreement Proposal”); and

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To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Advisory Agreement (the “Adjournment Proposal”).

The Board of Directors of the Company (the “Board”) has fixed the close of business on January 15, 2021 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Special Meeting, or any adjournment(s) or postponement(s) thereof.
The Board unanimously recommends that you vote “FOR” the approval of (i) the New Advisory Agreement and (ii) the Adjournment Proposal.
Your vote is important regardless of the number of shares that you own. We encourage you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope at your earliest convenience to assure that your shares are represented at the Special Meeting.If you prefer, you can authorize your proxy through the Internet or by telephone as described in the accompanying proxy statement and on the enclosed proxy card.
By Order of the Board of Directors,
Neena Reddy
Secretary
January 27, 2021
You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Special Meeting. Proxies may be revoked at any time before they are exercised, or by attending the Special Meeting and voting virtually. Instructions on how to vote while participating at the Special Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/ORCC2021SM.

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OWL ROCK CAPITAL CORPORATION
399 Park Avenue, 38th Floor
New York, New York 10022
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
To Be Held On March 17, 2021
This proxy statement, including the accompanying form of proxy (collectively, the “Proxy Statement”), is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Owl Rock Capital Corporation, a Maryland corporation (the “Company”), for use at the Company’s Special Meeting of Shareholders (the “Special Meeting”) to be held on March 17, 2021 at 9:00 a.m., Eastern Time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders dated January 27, 2021. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ORCC2021SM and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of shareholders as of the close of business on January 15, 2021 (the “Record Date”). References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” or “Shareholders” refer to the holders of common stock of the Company.
The Proxy Statement is first being sent or made available to Shareholders (as defined herein) on or about January 27, 2021.

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Adviser Change in Control (as defined herein) and the Special Meeting. These questions and answers may not address all of the questions that are important to you. We encourage you to read carefully the more detailed information contained elsewhere in this Proxy Statement and the appendix to this Proxy Statement.
Why did you send me this Proxy Statement and what am I being asked to vote on?
We sent this Proxy Statement and the enclosed proxy card to you because the Board is soliciting your proxy to vote at the Special Meeting. Owl Rock Capital Advisors LLC, the investment adviser to the Company (the “Adviser”) and an indirect subsidiary of Owl Rock Capital Partners LP (“Owl Rock Capital Partners”), has advised the Board that Owl Rock Capital Partners and certain of its affiliates (collectively, “Owl Rock”) have entered into a Business Combination Agreement (the “Business Combination Agreement”) with Neuberger Berman Group LLC (“Neuberger”) and Altimar Acquisition Corporation (“Altimar”), a publicly-traded special purpose acquisition company sponsored by an affiliate of HPS Investments Partners, LLC, pursuant to which Altimar, Owl Rock and Dyal Capital Partners (“Dyal”), a division of Neuberger, will combine to form Blue Owl Capital Inc. (“Blue Owl”), an alternative asset management firm that will have over $45.0 billion in assets under management. If the transaction contemplated by the Business Combination Agreement (the “Transaction”) is consummated, Blue Owl will be a publicly-traded company listed on the New York Stock Exchange (“NYSE”).
In connection with the Transaction, Blue Owl will indirectly acquire the Adviser along with other operating subsidiaries of Owl Rock Capital Partners that are engaged in the business of sponsoring, offering and managing of Owl Rock-branded investment products. Blue Owl will also acquire the business and operations related to Dyal’s sponsoring, offering and managing of alternative investment funds.
Owl Rock Capital Partners is controlled by its principals, Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alan J. Kirshenbaum (the “Owl Rock Principals”), who currently are, indirectly, the sole controlling persons of the Adviser. Immediately following completion of the Transaction, Blue Owl will have issued and outstanding five classes of common stock, which will be owned by a combination of public and institutional shareholders and previous equity holders and owners of Owl Rock and Dyal. The Owl Rock Principals and the principals of Dyal, as a group, will own (directly or indirectly) 100% of a class of common stock of Blue Owl that will represent, on a fully-diluted basis, 90% of the voting power of all of Blue Owl’s capital stock. Consequently, the Adviser, which will be an indirect subsidiary of Blue Owl, is expected to have new indirect controlling persons, resulting in a change of control of the Adviser (the “Adviser Change in Control”) and an assignment and subsequent termination of the Company’s current amended and restated investment advisory agreement, dated March 31, 2020 (including all amendments thereto, the “Existing Advisory Agreement”).
The primary purpose for the Special Meeting is to consider the approval of an amended and restated investment advisory agreement (the “New Advisory Agreement”) between the Company and the Adviser in connection with the Adviser Change in Control, as more fully described in the this Proxy Statement (the “New Advisory Agreement Proposal”). Approval of the New Advisory Agreement will allow the Adviser to continue to provide services to the Company without interruption following the Adviser Change in Control. The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement. Following the Adviser Change in Control, there will be no change to the investment advisory services provided by the Adviser to the Company and the Adviser’s investment process will not change.
Shareholders are also being asked to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”).
The record date for the determination of Shareholders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), entitled to notice of and to vote at the Special Meeting, or any adjournment(s) or postponement(s) thereof, is the close of business on January 15, 2021 (the “Record Date”). As of the Record Date, approximately 389,966,688 shares of Common Stock were issued and outstanding and entitled to vote at the Special Meeting.

What is the date of the Special Meeting and where will it be held?
The Special Meeting will be held on March 17, 2021 at 9:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ORCC2021SM. See “The Special Meeting” beginning on page 11 for more information.
Who can vote at the Special Meeting?
Shareholders as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting, or any adjournment(s) or postponement(s) thereof. See “The Special Meeting” beginning on page 11 for more information.
What is the quorum required for the Special Meeting?
The presence at the Special Meeting, virtually or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum of Shareholders. A quorum is required for us to take action at the Special Meeting. The shares of Common Stock that are present at the Special Meeting or represented by a proxy will be counted for quorum purposes. Proxies submitted with abstentions will be counted in determining whether or not a quorum is present. Broker non-votes are not entitled to vote with respect to the proposal to approve the New Advisory Agreement and, therefore, will be treated as not present at the Special Meeting and will not be counted for quorum purposes. See “The Special Meeting” beginning on page 11 for more information.
Why are Shareholders being asked to vote on the New Advisory Agreement?
Shareholders are being asked to approve the New Advisory Agreement as a result of the Adviser Change in Control upon closing of the Transaction. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that any investment management contract terminates automatically upon on its “assignment.” Section 2(a)(4) of the 1940 Act provides that the transfer of a controlling interest of an investment adviser, such as will be caused by the Adviser Change in Control, constitutes an “assignment.”
The 1940 Act requires the New Advisory Agreement to be approved by both a majority of the Company’s “non-interested” directors and “a majority of the outstanding voting securities” of the Company, as such terms are defined under the 1940 Act, in order for it to become effective.
After being advised of the potential Transaction and the resulting Adviser Change in Control, at the telephonic meeting of the Board held on December 16, 2020, members of the Board met with senior management of Owl Rock, representatives of Dyal and counsel, and members of the Board were given the opportunity to discuss and ask questions regarding the potential Transaction and Adviser Change in Control and the New Advisory Agreement. At the December 17, 2020 telephonic meeting of the Board, the Board, including all of the “non-interested” (i.e., independent) directors, unanimously approved the New Advisory Agreement (assuming that Owl Rock entered into the Business Combination Agreement and the Transaction is consummated), which agreement would become effective only upon consummation of the Transaction and the resulting Adviser Change in Control, and recommended that the New Advisory Agreement Proposal and Adjournment Proposal be submitted to Shareholders for approval at the Special Meeting.
As described in this Proxy Statement, the terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement, except for the term which will be two years from the effective date of the New Advisory Agreement, and renew for successive annual periods unless earlier terminated and so long as such continuance is specifically approved at least annually in accordance with the 1940 Act.
The Board has approved the New Advisory Agreement and has recommended that Shareholders vote “FOR” the New Advisory Agreement.

Why are Shareholders being asked to vote on the Adjournment Proposal?
While the Chairman of the Special Meeting may adjourn the Special Meeting in his or her discretion under the terms of the Company’s bylaws, Shareholders are also being asked to approve the Adjournment Proposal in order to allow the Company to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Advisory Agreement.
What are the benefits of the New Advisory Agreement and the Transaction to the Company and its Shareholders?
In evaluating the New Advisory Agreement, the Board requested, and received, information and materials regarding Owl Rock, the Adviser, Altimar, Dyal, Neuberger and their respective affiliates. The Board believes that the Company and its shareholders will benefit from the combination of Owl Rock and Dyal. In particular, the Board believes that as a result of the Transaction and the resulting Adviser Change in Control, the Company will benefit from (i) the potential for enhanced investment sourcing capabilities as a result of the combination of the Adviser’s and Dyal’s relationships with the alternative asset management community, (ii) increased opportunities for the Adviser to utilize its resources and its relationships with the financial sponsor community and service providers and an increased pipeline of deal opportunities, (iii) attendant benefits to the investing process, including enhanced resources available for the Company’s investment activity, and (iv) enhanced ability for the Adviser to attract and retain highly talented professionals, each at no additional cost to the Company.
Will senior management of the Adviser change in connection with the Adviser Change in Control?
No. Although ownership of the Adviser is changing, the executive officers and employees of the Adviser and Owl Rock who provide services to the Company will remain the same. Owl Rock’s senior leadership will continue as senior leadership of Blue Owl.
Will the composition of the Adviser’s investment committee change in connection with the Adviser Change in Control?
No. The Adviser’s investment committee (the “Investment Committee”) currently consists of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged. Following the Adviser Change in Control, the composition of the Investment Committee is not expected to change.
Will the Adviser Change in Control affect the Company’s investment objectives and strategy?
No. We do not expect any change in the Company’s investment policies or strategies in connection with the Adviser Change in Control. The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. The Adviser will continue to focus the Company’s investment activities on debt and equity investments in U.S. middle-market companies, including senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity.
Will the Management Fee payable by the Company change under the New Advisory Agreement?
No, the base management fee (the “Management Fee”) payable under the Existing Advisory Agreement and under the New Advisory Agreement is the same. The Management Fee is payable at an annual rate of (x) 1.50% of the Company’s average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act and (y) 1.00% of the Company’s average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, in each case, at the end of the two most recently completed calendar quarters. For purposes of the Existing Advisory Agreement and the New Advisory Agreement, the term “gross assets” means the Company’s total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

Will the Incentive Fees payable by the Company change under the New Advisory Agreement?
No, the incentive fee (the “Incentive Fee”) payable under the Existing Advisory Agreement and under the New Advisory Agreement is the same. The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on the Company’s income and a portion is based on the Company’s capital gains, each as described below.
The portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following July 18, 2019, the date of the Company’s listing on the New York Stock Exchange (the “Listing Date”), and equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an Incentive Fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.
The second component of the Incentive Fee, the “Capital Gains Incentive Fee,” payable at the end of each calendar year in arrears, equals 17.5% of cumulative realized capital gains from July 18, 2019, the Listing Date, to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year, less the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. Consistent with the Existing Advisory Agreement, in no event will the Capital Gains Incentive Fee payable pursuant to the New Advisory Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including Section 205 thereof.
In connection with the Adviser Change in Control, will the Company enter into a new administration agreement with the Adviser?
Yes. At the December 17, 2020 telephonic meeting, the Board, including all of the non-interested directors, unanimously approved an amended and restated administration agreement between the Company and the Adviser (the “New Administration Agreement”), which agreement would become effective only upon consummation of the Transaction and the resulting Adviser Change in Control. The terms of the New Administration Agreement, including the reimbursement of expenses by the Company to the Adviser, are identical to the terms of the Company’s current administration agreement with the Adviser (the “Existing Administration Agreement”). The New Administration Agreement will become effective upon the closing of the Transaction.
As with the Existing Administration Agreement, under the New Administration Agreement the Adviser will perform, or oversee the performance of, administrative services for the Company, which includes, but is not limited to, providing office space, equipment and office services, maintaining financial records, preparing reports to Shareholders and reports filed with the U.S. Securities and Exchange Commission (the “SEC”), managing the payment of expenses and the performance of administrative and professional services rendered by others, which could include employees of the Adviser or its affiliates. The Company will reimburse the Adviser for services performed for it pursuant to the terms of the New Administration Agreement. In addition, pursuant to the terms of the New Administration Agreement, the Adviser may delegate its obligations under the New Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for us by such affiliate or third party.
Are there any additional arrangements associated with the Adviser Change in Control?
Yes. The Adviser Change in Control is structured to comply with the “safe harbor” included in Section 15(f) of the 1940 Act at the closing of the Adviser Change in Control. Section 15(f) provides that when a sale of securities or any other interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:
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First, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser. The Board is expected to meet this requirement at the time of the consummation of the Transaction and the resulting Adviser Change in Control. As a result, following the Adviser Change in Control, at least 75% of the Board will be non-interested directors; and

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Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

What are the conditions to the consummation of the Transaction and the resulting Adviser Change in Control?
The consummation of the Adviser Change in Control is subject to certain terms and conditions, including, among others: (i) approval of the New Advisory Agreement by the Shareholders; and (ii) compliance with Section 15(f) of the 1940 Act, including the requirement that at least 75% of the Board is comprised of non-interested Directors.
In addition to approval of the New Advisory Agreement by the Shareholders and compliance with Section 15(f) of the 1940 Act, the consummation of the Transaction is subject to certain additional terms and conditions, including, among others: (i) the approval of new advisory agreements by the shareholders of other business development companies managed by the Adviser or its affiliates, (ii) the approval of Altimar’s shareholders, (iii) certain approvals of the limited partners or advisory committees of other Owl Rock- and Dyal-managed funds and investment vehicles, (iv) conditions relating to the bring-down of certain covenants, representations and warranties in the Business Combination Agreement (including covenants relating to compliance with Section 15(f) of the 1940 Act), (v) the continued employment of certain key principals of Owl Rock and Dyal, and (vi) the receipt of required regulatory and other approvals.
If each of the terms and conditions is satisfied or waived, the closing of the Transaction, and therefore the Adviser Change in Control, are expected to occur during the first half of 2021.
Will the Company’s name change?
No. The Company’s name will not change in connection with the Adviser Change in Control.
Will the Company continue to be a publicly traded business development company (“BDC”) after the consummation of the Adviser Change in Control?
Yes. After the consummation of the Adviser Change in Control, the Company will continue to be a BDC and its shares of Common Stock will continue to be listed on the New York Stock Exchange (“NYSE”). The Shareholders will continue to own the same amount and type of shares in the same Company.
What vote is required to approve the New Advisory Agreement?
Approval of the New Advisory Agreement requires the affirmative vote of holders of at least a “majority of the outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the Special Meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.
What vote is required to approve the Adjournment Proposal?
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented by proxy and entitled to vote on the matter.
What are the effects of abstentions and broker non-votes on either of the Proposals?
A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the bank, broker or other nominee does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. We do not, however, expect to receive any broker non-votes at the Special Meeting because there are no routine proposals to be voted on at the Special Meeting. For this reason, it is imperative that Shareholders vote or provide instructions to their bank, broker or other nominee as to how to vote.
Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the New Advisory Agreement Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and broker non-votes, if any, will have no effect on the vote for the Adjournment Proposal.
Proxies submitted with abstentions will, however, be counted in determining whether or not a quorum is present.
What happens if Shareholders do not approve the New Advisory Agreement?
The closing of the Transaction is conditioned upon, among other things, the approval of the New Advisory Agreement by Shareholders at the Special Meeting. If the New Advisory Agreement is not approved by the Shareholders, then the Transaction will not close, the resulting Adviser Change in Control will not occur, and the Existing Advisory Agreement will remain in place.
How to attend and vote at the Special Meeting?
The Company will be hosting the Special Meeting live via audio webcast. Any Shareholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/ORCC2021SM. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Special Meeting, you can vote at the Special Meeting. A summary of the information you need to attend the Special Meeting online is provided below:
•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ORCC2021SM.

•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/ORCC2021SM on the day of the Special Meeting.

•
Webcast starts at 9:00 a.m., Eastern Time.

•
You will need your 16-Digit Control Number to enter the Special Meeting.

•
Shareholders may submit questions while attending the Special Meeting via the Internet.

To attend and participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Special Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting login page.

What if I want to change my vote or revoke my proxy?
A registered Shareholder may change his, her or its vote, or revoke his, her or its proxy at any time before it is voted at the Special Meeting by:
•
signing another proxy card with a later date and returning it to the Company prior to the Special Meeting;

•
submitting a new proxy electronically over the internet or by telephone as indicated on the proxy card after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to the Company; or

•
attending the Special Meeting and voting.

If you hold your shares of Common Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote virtually at the Special Meeting if you obtain a “legal proxy” from your bank, broker or other nominee.
Are there any expenses to be borne by the Company associated with soliciting the Shareholder vote?
No. The Adviser will bear all costs of soliciting proxies for the Special Meeting.
Where can I find the voting results?
Voting results will be reported in a Current Report on Form 8-K, which the Company will file with the SEC within four business days following the Special Meeting. All reports that the Company files with the SEC are publicly available when filed. For more information, please see the section of this Proxy Statement captioned “Available Information” on page 26.
If my shares are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee vote my shares for me?
Your bank, broker or other nominee will only be permitted to vote your shares held in street name if you instruct them how to vote. You should follow the procedures on the voting instruction card provided by your bank, broker or other nominee regarding the voting of your shares. The failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as voting “AGAINST” the New Advisory Agreement Proposal.
What does it mean if I receive more than one proxy card?
If your shares are registered differently or in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.
Who can help answer my other questions?
If you have any questions concerning how to vote at the Special Meeting or would like additional copies of the Proxy Statement or need help voting your shares of Common Stock, please contact our proxy tabulator:
Broadridge Financial Solutions, Inc.
By Internet: www.proxyvote.com
By Telephone: 855-200-7549
How does the Board recommend that I vote?
The Board unanimously recommends that you vote “FOR” the New Advisory Agreement Proposal and the Adjournment Proposal.
When will the Transaction and the resulting Adviser Change in Control happen?
We currently expect the Transaction and the resulting Adviser Change in Control to occur during the first half of 2021, subject to Shareholder approval of the New Advisory Agreement.

Where is the Proxy Statement available?
This Proxy Statement, the Notice of Special Meeting of Shareholders and other documents of the Company on file with the SEC are available at the Company’s website at www.owlrockcapitalcorporation.com or www.owlrock.com/proxy/, or via the SEC’s EDGAR home page at www.sec.gov/edgar.

FORWARD-LOOKING STATEMENTS
Some of the statements in this Proxy Statement may include “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than historical facts, including but not limited to statements regarding the expected timing of the Transaction and the resulting Adviser Change in Control the receipt of necessary Shareholder approval; the expected benefits of the Transaction and the resulting Adviser Change in Control such as (i) the potential for enhanced investment sourcing capabilities as a result of the combination of the Adviser’s and Dyal’s relationships with the alternative asset management community, (ii) increased opportunities for the Adviser to utilize its resources and its relationships with the financial sponsor community and service providers and an increased pipeline of deal opportunities, (iii) attendant benefits to the investing process, including enhanced resources available for the Company’s investment activity, and (iv) enhanced ability for the Adviser to attract and retain highly talented professionals; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.
Shareholders should carefully review the risks outlined in the “Risk Factors” sections of the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward-looking statements in this Proxy Statement represent the Company’s views as of the date of this Proxy Statement. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Proxy Statement. Because we are an investment company, the forward-looking statements and projections contained in this Proxy Statement are excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

THE SPECIAL MEETING
This proxy is solicited on behalf of the Board for use at the Special Meeting to be held on March 17, 2021 at 9:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. Only holders of record of Common Stock at the close of business on January 15, 2021, which is the Record Date, will be entitled to vote at the Special Meeting. At the close of business on the Record Date, we had 389,966,688 shares of Common Stock outstanding and entitled to vote. This Proxy Statement is first being sent or made available to Shareholders on or about January 27, 2021.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Special Meeting, the shares of Common Stock represented by the proxy will be voted (1) FOR the approval of the New Advisory Agreement, and (2) FOR the approval of the Adjournment Proposal. Should any matter not described above be properly presented at the Special Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Shareholders are entitled to one vote for each share of Common Stock held as of the Record Date.
The Special Meeting is being held for the following purposes:
1.
To approve the Company’s entry into the New Advisory Agreement between the Company and the Adviser, pursuant to which the Adviser will continue to provide investment advisory and management services to the Company following the Adviser Change in Control with no changes to terms; and

2.
To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Advisory Agreement.

Quorum and Adjournment
A quorum must be present at the Special Meeting for any business to be conducted. A majority of the outstanding shares of Common Stock must be present or represented by proxy at the Special Meeting in order to have a quorum. If you have properly voted by proxy via internet or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Special Meeting. The shares of Common Stock that are present at the Special Meeting or represented by a proxy will be counted for quorum purposes. Abstentions will be treated as shares present for quorum purposes. If a Shareholder holds shares in a “street name” through a broker, bank or other nominee and does not provide voting instructions to such broker, bank or other nominee with respect to any of the proposals to be considered at the Special Meeting, such shares will not be treated as shares present for quorum purposes. If a beneficial owner provides voting instructions to its broker, bank or other nominee holding its shares of Common Stock on its behalf with respect to any of the proposals to be considered at the Special Meeting, the shares of Common Stock will be treated as present for quorum purposes. If a quorum is not present at the Special Meeting, the Chairman may adjourn the Special Meeting until a quorum is present.
Shareholders Holding Shares Through Brokers, Banks or Other Nominees
Brokers, banks and other nominees have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. All proposals being considered at this Special Meeting are non-routine. If you hold shares of Common Stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or other nominee. If you do not provide your broker, bank or other nominee who holds such shares of record with specific instructions regarding how to vote on the proposals, your broker may not be permitted to vote your shares on either of the proposals. If you hold shares of Common Stock through a broker, bank or other nominee and want to vote virtually at the Special Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Special Meeting. Please instruct your broker, bank or other nominee so your vote can be counted.

Vote Required
New Advisory Agreement Proposal: Approval of the New Advisory Agreement requires the affirmative vote of holders of at least a “majority of the outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the Special Meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.
Adjournment Proposal: Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present virtually or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and broker non-votes, if any, will have no effect on the vote for the Adjournment Proposal.
Voting
You may vote by proxy or virtually at the Special Meeting in accordance with the instructions provided below.
Voting by Proxy
You also may authorize a proxy through the internet using the web address included on your proxy card. Authorizing a proxy through the internet requires you to input the control number included on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:
•
indicate your instructions on the proxy card;

•
date and sign the proxy card;

•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•
allow sufficient time for the proxy card to be received on or before 5:00 p.m. Eastern Time, on March 16, 2021.

Voting at the Special Meeting
The Company will be hosting the Special Meeting live via audio webcast. Any Shareholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/ORCC2021SM. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Special Meeting, you can vote at the Special Meeting. A summary of the information you need to attend the Special Meeting online is provided below:
•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ORCC2021SM.

•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/ORCC2021SM on the day of the Special Meeting.

•
Webcast starts at 9:00 a.m., Eastern Time.

•
You will need your 16-Digit Control Number to enter the Special Meeting.

•
Shareholders may submit questions while attending the Special Meeting via the Internet.

To attend and participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Special

Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting login page.
Proxies for the Special Meeting
The named proxies for the Special Meeting are Alan J. Kirshenbaum and Neena Reddy (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Special Meeting in their judgment.
Expenses of Soliciting Proxies
The Adviser will bear all costs of soliciting proxies for the Special Meeting. The Adviser may also reimburse brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. The Adviser has engaged Broadridge Financial Services, Inc., an independent proxy solicitation firm, to assist in the distribution of proxy materials and tabulation of proxies. The cost of such services is estimated to be approximately $25,000, which will be paid by the Adviser.
Revocability of Proxies
A Shareholder may revoke any proxy that is not irrevocable by attending the Special Meeting and voting virtually or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.
Record Date
The Board has fixed the close of business on January 15, 2021 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Special Meeting, or any adjournment(s) or postponement(s) thereof. As of the Record Date, there were 389,966,688 shares of Common Stock outstanding.
Who to Contact if You Have Questions
If you have any questions concerning how to vote at the Special Meeting or would like additional copies of the Proxy Statement or need help voting your shares of Common Stock, please contact our proxy tabulator:
Broadridge Financial Solutions, Inc.
By Internet: www.proxyvote.com
By Telephone: 855-200-7549
If you have any questions concerning the Special Meeting, the information in the Proxy Statement or attending the Special Meeting, please contact us by mail sent to the attention of Investor Relations of the Company at our principal executive offices located at 399 Park Avenue, 38th Floor, New York, New York 10022. You can also contact Investor Relations by dialing (212) 651-4705.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership according to information furnished to us by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of Common Stock is based upon filings by such persons with the SEC and other information obtained from such persons of each current director, the nominees for director, the Company’s executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of Common Stock.
The percentage ownership is based on 389,966,688 shares of Common Stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the Shareholders listed below has sole voting and/or investment power with respect to shares of Common Stock beneficially owned by such Shareholder.
Name and Address	Number of Shares Owned	Percentage of Class Outstanding
5% Owners
The Regents of the University of California(1)	42,690,843	10.95%
Interested Directors
Douglas I. Ostrover(2)	6,701,953	1.72%
Craig W. Packer(3)	290,849	*
Alan J. Kirshenbaum	27,993	*
Independent Directors
Brian Finn(4)	41,751	*
Edward D’Alelio	—	—
Eric Kaye(5)	15,395	*
Christopher M. Temple	15,664	*
Executive Officers		—
Karen Hager	—	—
Bryan Cole	—	—
Alexis Maged	15,000	*
Neena Reddy	—	—
All officers and directors as a group (11 persons)(6)	7,108,605	1.82%

* Less than 1%
(1)
The address of The Regents of the University of California is 1111 Broadway, 21st Floor, Oakland, CA 94607.

(2)
Includes 2,776,465 shares held directly by Mr. Ostrover, 2,250,000 shares held by Rose I LLC and 1,675,488 shares held by DIO Family LLC, a Delaware limited liability company of which Julia Ostrover, Mr. Ostrover’s wife, is the sole manager. Mr. Ostrover disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(3)
Includes 225,116 shares owned by Mr. Packer and 65,733 shares owned by Mr. Packer’s wife.

(4)
Shares are held by Marstar Investments, LLC, a Delaware limited liability company of which Mr. Finn is the administrator. Mr. Finn disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(5)
Shares are owned by Mr. Kaye’s wife.

(6)
The address for each of the directors and officers is c/o Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT
General
Shareholders are being asked to consider and vote on a proposal to approve the New Advisory Agreement between the Company and the Adviser. At a telephonic meeting of the Board held on December 17, 2020, the Board, including all of the Company’s directors who are not “interested persons” of the Company, the Adviser, or any of their respective affiliates, as defined in the 1940 Act (“Independent Directors”), unanimously voted to approve the New Advisory Agreement, which agreement would become effective only upon consummation of the Transaction and the resulting Adviser Change in Control, subject to the approval of Shareholders, and determined that the New Advisory Agreement is in the best interests of the Company and its Shareholders. The Board then recommended that Shareholders vote to approve the New Advisory Agreement.
As discussed in greater detail below, the terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement and the day-to-day management of the Adviser and the investment objectives and strategies of the Company will not change as a result of Adviser Change in Control or the Company’s entry into the New Advisory Agreement. The New Advisory Agreement, attached as Appendix A to this proxy statement, is marked to show changes against the Existing Advisory Agreement.
Summary of the Transaction and the Resulting Adviser Change in Control; Reasons for the New Advisory Agreement
The Adviser has advised the Board that Owl Rock has entered into a Business Combination Agreement with Neuberger and Altimar, pursuant to which Owl Rock and Dyal, a division of Neuberger, will combine to form Blue Owl, an alternative asset management firm. If the Transaction is consummated, Blue Owl will be a publicly-traded company listed on the NYSE.
Dyal seeks to acquire minority equity stakes in and provide financing to established alternative asset managers. With over a decade of experience transacting with institutional financial firms, Dyal has completed over 50 equity and debt transactions and manages approximately $23.3 billion in aggregate capital commitments as of November 30, 2020.
Altimar is a publicly-traded special purpose acquisition company sponsored by an affiliate of HPS Investments Partners, LLC. Altimar consummated its initial public offering on October 27, 2020 and was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination.
In connection with the consummation of the Transaction, Blue Owl will indirectly acquire the Adviser along with other operating subsidiaries of Owl Rock Capital Partners that are engaged in the business of sponsoring, offering and managing of Owl Rock-branded investment products. Blue Owl will also acquire the business and operations related to Dyal’s sponsoring, offering and managing of alternative investment funds. The Adviser, which will be an indirect subsidiary of Blue Owl, is expected to have new indirect controlling persons, resulting in the Adviser Change in Control.
Consummation of the Transaction and the resulting Adviser Change in Control would, pursuant to Section 2(a)(4) of the 1940 Act, result in an “assignment” of the Existing Advisory Agreement. Section 15(a) of the 1940 Act provides that any investment management contract terminates automatically upon its “assignment.” As a result, Shareholders are being asked to approve the Company’s entry into the New Advisory Agreement, pursuant to which the Adviser will continue to act as the investment adviser of the Company, because this approval is required by the 1940 Act. If the New Advisory Agreement is not approved by Shareholders, then the Transaction will not close, the resulting Adviser Change in Control will not occur, and the Existing Advisory Agreement will remain in place.
About the Adviser
The Adviser is registered as an investment adviser under the Advisers Act and serves as the Company’s investment adviser pursuant to the Existing Advisory Agreement. The Adviser also serves as our Administrator pursuant to the Existing Administration Agreement. The Adviser is an indirect subsidiary of

Owl Rock Capital Partners. Owl Rock Capital Partnersis led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. The Adviser’s investment team is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and the investment committee (the “Investment Committee”). The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us.
The Adviser is affiliated with Owl Rock Technology Advisors LLC (“ORTA”), Owl Rock Private Fund Advisors LLC (“ORPFA”) and Owl Rock Diversified Advisors LLC (“ORDA” and together with the Adviser, ORTA and ORPFA, the “Owl Rock Advisors”). As of September 30, 2020, the Owl Rock Advisors managed $23.7 billion in AUM. The Owl Rock Advisors focus on direct lending to middle market companies primarily in the United States under the following four investment strategies:
Strategy	Funds	Asset Under Management
Diversified Lending. The Owl Rock Advisors primarily originate and make loans to, and make debt and equity investments in, U.S. middle market companies The Owl Rock Advisors invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. The investment objective of the funds with this investment strategy is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.	The diversified lending strategy is managed through four BDCs: the Company, Owl Rock Capital Corporation II (“ORCC II”), Owl Rock Capital Corporation III (“ORCC III”) and Owl Rock Core Income Corp. (“ORCIC”).	As of September 30, 2020, the Owl Rock Advisors have $15.2 billion of assets under management across these products.
Technology Lending. The Owl Rock Advisors are focused primarily on originating and making debt and equity investments in technology-related companies based primarily in the United States. The Owl Rock Advisors originate and invest in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. The investment objective of the funds with this investment strategy is to maximize total return by generating current income from debt investments and other income producing securities, and capital appreciation from equity and equity-linked investments.	The technology lending strategy is managed through Owl Rock Technology Finance Corp. (“ORTF” and together with the Company, ORCC II, ORCC III and ORCIC, the “Owl Rock BDCs”), a BDC.	As of September 30, 2020, the Owl Rock Advisors have $4.5 billion of assets under management across these products.

Strategy	Funds	Asset Under Management
First Lien Lending. The Owl Rock Advisors seek to realize significant current income with an emphasis on preservation of capital primarily through originating primary transactions in and, to a lesser extent, secondary transactions of first lien senior secured loans in or related to middle market businesses based primarily in the United States.	The first lien lending strategy is managed through private funds and separately managed accounts (the “First Lien Funds”).	As of September 30, 2020, the Owl Rock Advisors have $2.9 billion of assets under management across these products.
Opportunistic Lending. The Owl Rock Advisors intend to make opportunistic investments in U.S. middle-market companies by providing a variety of approaches to financing, including but not limited to originating and/or investing in secured debt, unsecured debt, mezzanine debt, other subordinated debt, interests senior to common equity, as well as equity securities (or rights to acquire equity securities) which may or may not be acquired in connection with a debt financing transaction, and doing any and all things necessary, convenient or incidental thereto as necessary or desirable to promote and carry out such purpose. The funds with this investment strategy seek to generate attractive risk-adjusted returns by taking advantage of credit opportunities in U.S. middle-market companies with liquidity needs and market leaders seeking to improve their balance sheets.	The opportunistic lending strategy is managed through a private fund and separately managed accounts (the “Opportunistic Lending Funds” and together with the First Lien Funds, the “Owl Rock Private Funds”).	As of September 30, 2020, the Owl Rock Advisors have $1.1 billion of assets under management across these products.
We refer to the Owl Rock BDCs and the Owl Rock Private Funds herein, collectively, as the “Owl Rock Clients.”
The Owl Rock Advisors may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Owl Rock Advisors have put in place an allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.
In addition, the Company, the Adviser and certain of their respective affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and Shareholders and do not involve overreaching of us or Shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of Shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Owl Rock Advisors’ allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolios of other Owl Rock Clients and/or future funds and vehicles established by the Owl Rock Advisors that could avail themselves of the exemptive relief.
Benefits of the Transaction and the Resulting Adviser Change in Control
In evaluating the New Advisory Agreement, the Board requested, and received, information and materials regarding Owl Rock, the Adviser, Altimar, Dyal and their respective affiliates.
The Board believes that the Company and its Shareholders will benefit from the combination of Owl Rock and Dyal. In particular, the Board believes that as a result of the Transaction and the resulting Adviser Change in Control, the Company will benefit from (i) the potential for enhanced investment sourcing capabilities as a result of the combination of the Adviser’s and Dyal’s relationships with the alternative asset management community, (ii) increased opportunities for the Adviser to utilize its resources and its relationships with the financial sponsor community and service providers and an increased pipeline of deal opportunities, (iii) attendant benefits to the investing process, including enhanced resources available for the Company’s investment activity, and (iv) enhanced ability for the Adviser to attract and retain highly talented professionals, each at no additional cost to the Company.
Additional Considerations under the 1940 Act
The Adviser Change in Control is structured to comply with the “safe harbor” included in Section 15(f) of the 1940 Act at the closing of the Adviser Change in Control. Section 15(f) provides that when a sale of securities or any other interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:
•
First, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must be comprised of Independent Directors. The Board is expected to meet this requirement at the time of the consummation of the Transaction and the resulting Adviser Change in Control. As a result, following the Adviser Change in Control, at least 75% of the Board will consist of Independent Directors; and

•
Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

Terms of the New Advisory Agreement
The following description is qualified in its entirety by reference to the form of New Advisory Agreement attached hereto as Appendix A.
The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement, except for the term which will be two years from the effective date of the New Advisory Agreement, and renew for successive annual periods unless earlier terminated and so long as such continuance is specifically approved at least annually in accordance with the 1940 Act. Under the terms of the New Advisory Agreement, the Adviser will continue to be responsible for the following:
•
managing our assets in accordance with our investment objective, policies and restrictions;

•
determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•
making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on its behalf;

•
monitoring our investments;

•
performing due diligence on prospective portfolio companies;

•
exercising voting rights in respect of portfolio securities and other investments for us;

•
serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies; and

•
providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

The Adviser’s services under the New Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.
Under the New Advisory Agreement, the Company will pay the Adviser, as compensation for the investment advisory and management services, fees consisting of two components: (i) the Management Fee and (ii) the Incentive Fee.
Management Fee
As under the Existing Advisory Agreement, the Management Fee will be payable at an annual rate of (x) 1.50% of the Company’s average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act and (y) 1.00% of the Company’s average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, in each case, at the end of the two most recently completed calendar quarters.
The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. For purposes of the Existing Advisory Agreement and the New Advisory Agreement, gross assets means the Company’s total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.
Incentive Fee
As under the Existing Advisory Agreement, the Incentive Fee will be comprised of two components: (1) a portion based on the Company’s income and (2) a portion based on the Company’s capital gains, each as described below. The Incentive Fee calculation is identical under both the Existing Advisory Agreement and the New Advisory Agreement, as described below.
Income Incentive Fee
Consistent with the Existing Advisory Agreement, the Incentive Fee based on income under the New Advisory Agreement will be determined and paid quarterly in arrears and equal 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an Incentive Fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.
For purposes of the New Advisory Agreement, pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by us during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the New Administration Agreement, as discussed below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest (“PIK”) and zero coupon securities), accrued income that we may not have received in cash. The Adviser is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
To determine whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter. Because of the structure of the Incentive Fee, it is possible that we may pay an Incentive Fee in a calendar quarter in which we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the quarterly hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of us paying an Incentive Fee for that calendar quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).
The following is a graphical representation of the calculation of the income-related portion of the Incentive Fee:
Quarterly Subordinated Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)
Capital Gains Incentive Fee
The second component of the Incentive Fee, the Capital Gains Incentive Fee, will be determined and payable in arrears at the end of each calendar year (or upon termination of the New Advisory Agreement). Under the terms of the New Advisory Agreement, the Capital Gains Incentive Fee will be equal to 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. We will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the Listing Date for all of our investments made prior to the Listing Date will be equal to the fair market value of such investments as of the last day of the quarter in which the Listing Date occurred; provided, however, that in no event will the Capital Gains Incentive Fee payable pursuant to the New Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The fees that are payable under the New Advisory Agreement for any partial period will be appropriately prorated.
Indemnification
Just as with the Existing Advisory Agreement, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member, will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the New Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the 1940 Act, concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).
We will indemnify the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the New Advisory Agreement or otherwise as our investment adviser. However, the Indemnified Parties will not be entitled to indemnification in respect of, any liability to us or Shareholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the New Advisory Agreement.
Duration and Termination of New Advisory Agreement
The New Advisory Agreement will remain in effect for two years after the date it is signed. Thereafter, it will continue to renew automatically for successive annual periods unless earlier terminated and so long as such continuance is specifically approved at least annually by: (i) the vote of the Board, or by the vote of Shareholders holding a majority of the outstanding voting securities of the Company; and (ii) the vote of a majority of the Independent Directors, in either case, in accordance with the requirements of the 1940 Act. The New Advisory Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days’ written notice, by: (a) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act); or (b) the Adviser. Furthermore, the New Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).
Notwithstanding the termination or expiration of the New Advisory Agreement, the Adviser will be entitled to any amounts owed as payment of the Management Fees and the Incentive Fees through the date of termination or expiration.
Board Approval of the New Advisory Agreement
At the telephonic meeting of the Board held on December 17, 2020, the Board, including all of the Independent Directors, unanimously approved the New Advisory Agreement, which agreement would become effective only upon consummation of the Transaction and the resulting Adviser Change in Control. The Board, including the Independent Directors, met with the Company’s officers several times in connection with their review of the New Advisory Agreement and the Adviser Change in Control. The Board, including the Independent Directors, also met with representatives of Dyal in connection with their review of the New Advisory Agreement and the Adviser Change in Control. In reaching its decision to approve the New Advisory Agreement, the Board, including all of the Independent Directors, reviewed a significant amount of information, which had been furnished by the Adviser at the request of the Board. In reaching a decision to approve the New Advisory Agreement, the Board considered, among other things:
•
the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

•
comparative data with respect to advisory fees or similar expenses paid by other BDCs, which could include employees of the Adviser or its affiliates;

•
our projected operating expenses and expense ratio compared to other BDCs with similar investment objectives;

•
any existing and potential sources of indirect income to the Adviser from its relationship with us and the profitability of that relationship;

•
information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•
the organizational capability and financial condition of the Adviser and its affiliates; and

•
the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

In particular, in connection with the Transaction and the resulting Adviser Change in Control, the Board believes that the Company and its Shareholders will benefit from access to Dyal’s greater scale and resources, while maintaining continuity in the Adviser’s investment advisory personnel.
Nature, Extent and Quality of Services to be Provided
The Board considered the Adviser’s expected responsibilities under the New Advisory Agreement, which are not expected to change as compared to its current involvement in all aspects of the day-to-day investment management of the Company. In considering the nature, extent and quality of the investment advisory services provided by the Adviser, the Board noted that it had previously reviewed the written responses of the Adviser to inquiries from counsel on behalf of the Board, which included, among other things, information about the background and experience of its management, investment professionals and members of the Investment Committee. The Board also considered information regarding the past year’s performance of the Adviser as indicative of the quality of investment management services expected to be provided in the future to the Company.
The Board discussed the Adviser’s approach to the investment process, including its focus on debt and equity investments in U.S. middle-market companies, including senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. In connection with the investment advisory services provided, the Board considered the additional transaction sourcing opportunities that the Adviser and the Investment Committee are expected to have available through Dyal, including an increased pipeline of deal opportunities, the enhanced resources available for the Company’s investment activity, and increased opportunities for the Adviser to utilize its resources and relationships with the sponsor community and services providers. The Board also considered other investment management services to be provided to the Company, such as the provision of managerial assistance to portfolio companies and monitoring adherence to the Company’s restrictions under the 1940 Act. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Company by the Adviser.
Expected Costs of Services Provided and Economies of Scale; Anticipated Profitability
As noted above, the terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement. The Board considered the costs the Company is expected to incur after entry into the New Advisory Agreement based on information provided by the Adviser. The Board focused on the various expense-to-asset ratios of the Company under the Existing Advisory Agreement and the benchmark thereof against a peer group of BDCs. The Board noted that the Company’s expense-to-asset ratios under its Existing Advisory Agreement were below the average of the peer group.
The Board considered the potential for, and sharing of, economies of scale as the Company grows in size and considered that the investment objectives and strategies of the Company were not expected to change as a result of the Adviser Change in Control. The Board considered the directly originated nature of the Company’s investment portfolio and resources dedicated by the Adviser thereto, including that the private debt business is one of the least scalable businesses because it requires additional resources as it grows. Accordingly, the Board concluded that although the Adviser Change in Control could lead to economies of scale in the future, it would likely not result in immediate economies of scale previously unavailable to the Company. Therefore, potential economies of scale were determined not to be a significant consideration for the Board in approving the New Advisory Agreement, and the Board determined that the advisory fee structure with respect to the New Advisory Agreement as proposed was reasonable and that no changes were currently necessary to reflect economies of scale.

The Board also reviewed information from the Adviser regarding the anticipated profitability to the Adviser from its relationship with the Company, noting that it is difficult to predict with any degree of certainty the Adviser’s profitability after the Adviser Change in Control. However, given that the fee structure, services and costs of personnel under the New Advisory Agreement is identical to that under the Existing Advisory Agreement, the Board determined that, based on information available to the Board related to the Existing Advisory Agreement, the Adviser’s profitability with respect to managing the Company should not be unreasonable in relation to the nature, extent and quality of the services to be provided. The Board also took into account the fact that the Adviser will provide certain administrative services to the Company, pursuant to the New Administration Agreement, and that the Company would reimburse the Adviser at cost for the allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under the New Administration Agreement. Based on its review and evaluation of the information provided, the Board concluded, within the context of its overall determinations regarding the New Advisory Agreement, that the Adviser’s expected profitability supported the Board’s decision to approve the New Advisory Agreement.
Investment Performance
The Board reviewed the investment performance of the Company since its commencement of operations and compared the performance of the Company with the performance of comparable BDCs. The Board determined that the Adviser was delivering results consistent with the investment objective of the Company and that the Company’s investment performance was above average, relative to comparable BDCs. The Board considered that, following the completion of the Transaction and the resulting Adviser Change in Control, no changes are expected to the day-to-day management of the Adviser, key senior management of the Adviser will continue to operate in the same professional capacity, and the composition of the Investment Committee is not expected to change. Further, the Board considered the additional transaction sourcing opportunities that the Adviser and the Investment Committee are expected to have available through Dyal following the Transaction and the resulting Adviser Change in Control, including an increased pipeline of deal opportunities, the enhanced resources available for the Company’s investment activity, and increased opportunities for the Adviser to utilize its resources and relationships with the sponsor community and services providers. Accordingly, in light of such findings and the performance history of the Company, the Board determined that the investment performance of the Company was likely to remain consistent under the New Advisory Agreement.
Comparison of Management Fee and Incentive Fee to Other Business Development Companies
The Board reviewed and considered comparative data with respect to the fee structures used by peer BDC firms under their respective investment management agreements. As a general matter, the Board noted that the proposed fee structure under the New Advisory Agreement was generally consistent with the fee structures used by peer BDC firms under their respective investment management agreements. Similar to the investment management agreements of most other BDCs, the proposed fee structure under the New Advisory Agreement includes both an asset based fee, the Management Fee, and an incentive based fee, the Incentive Fee. See “Proposal 1: Approval of the New Advisory Agreement — Management Fee” and “—Incentive Fee” for more information.
The Board compared the services to be rendered and fees to be charged under the New Advisory Agreement with those services rendered and fees charged to the Adviser’s other clients.
Based on the information reviewed and the considerations detailed above, the Board, including the Independent Directors, concluded that the fee and expense structure is fair and reasonable in relation to the services to be provided under the New Advisory Agreement.
Experience of Management Team
The Board discussed the experience of the members of the management team that serve on the Investment Committee. The Board observed that each such member of the Investment Committee had substantial significant investment experience and each had a skill set that enhanced the investment decision making process for the Adviser. The Board noted that they were already well aware of the substantial capabilities of the Investment Committee members and felt that the continued membership of the Investment Committee will provide support and stability to the investment making process, which they expected to be beneficial for Shareholders.
Interests of Certain Persons Related to the Company
Shareholders should be aware that the Company’s interested directors, Douglas I. Ostrover, Craig W. Packer and Alan J. Kirshenbaum, may have interests that are different from, or in addition to, those of Shareholders generally.
Messrs. Packer and Kirshenbaum currently serve as the executive officers of the Company, but are also employed by, and serve as officers of, the Adviser. In addition, Messrs. Ostrover and Packer each also serve as members of the Investment Committee. Members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Existing Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Existing Advisory Agreement. Further, Messrs. Ostrover, Packer and Kirshenbaum, as Owl Rock Principals, have an interest in the Transaction closing. As a result, Messrs. Ostrover, Packer and Kirshenbaum have an interest in the Company continuing to retain the Adviser under the New Advisory Agreement.
The Board, including the non-interested directors, was aware of these interests and considered them, among other matters, in approving the New Advisory Agreement, and in making its recommendation that Shareholders vote “FOR” the New Advisory Agreement.
Other Benefits
The Board considered certain indirect benefits that currently are received by the Adviser, and that may be received by Dyal, including reimbursements to the Adviser of allocable expenses under the New Administration Agreement. The Board also considered indirect benefits to the Adviser, Dyal and their affiliates expected to be derived from their relationships with the Company as a result of the Transaction and the resulting Adviser Change in Control and noted that no additional benefits were reported by the Adviser or Dyal.
The Board concluded that the proposed advisory fees are reasonable, taking into consideration these other indirect benefits.
Conclusion
No single factor was determinative of the decision of the Board, including all of the Independent Directors, to approve the New Advisory Agreement and individual directors may have weighed certain factors differently. Following this process, the Board, including all of the Independent Directors, unanimously voted to approve the New Advisory Agreement subject to Shareholder approval.
Required Vote
Approval of the New Advisory Agreement requires the affirmative vote of holders of a “majority of the outstanding voting securities” as defined in the 1940 Act, of the outstanding shares of Common Stock of the Company. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the Special Meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal 1.
The Board unanimously recommends that you vote “FOR” the New Advisory Agreement.

PROPOSAL 2: ADJOURNMENT OF THE SPECIAL MEETING
We are asking you to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Advisory Agreement. If Shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any subsequent, adjourned meeting of Shareholders and use the additional time to solicit required proxies, including proxies from Shareholders who previously may have returned properly executed proxies voting against the New Advisory Agreement Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies, in connection with the Special Meeting, that represent a sufficient number of votes against the New Advisory Agreement Proposal that it would be rejected, we could adjourn the Special Meeting without a vote on the New Advisory Agreement Proposal and seek to convince the Shareholders who provided such proxies to change their votes to votes in favor of the New Advisory Agreement Proposal. Additionally, the Chairman of the Special Meeting may adjourn the Special Meeting in his or her discretion under the terms of our bylaws.
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present virtually or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and broker non-votes, if any, will have no effect on the vote for the Adjournment Proposal.
The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.
OTHER MATTERS
Shareholder Proposals
Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2021 annual meeting of shareholders pursuant to Rule 14a-8 of the SEC’s rules must have been received by us on or before December 18, 2020. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Neena Reddy, Secretary, Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.
Shareholder proposals or director nominations to be presented at the 2021 annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that a proposal or recommendation for director nominations must have been delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 18, 2020, the 150th day prior to the one-year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than December 18, 2020, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting is changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Other Business
According to our bylaws, no matters may properly be brought before the Special Meeting, except as specified in the Notice of the Special Meeting of Shareholders.
Whether or not you expect to attend the Special Meeting, please complete, date, sign and promptly return the accompanying proxy card so that you may be represented at the Special Meeting.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS
Mailings for multiple Shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all Shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact Neena Reddy by telephone at (212) 419-3000 or by mail to Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.
AVAILABLE INFORMATION
Copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company’s website at www.owlrockcapitalcorporation.com or Owl Rock’s website at www.owlrock.com or, without charge, upon request. Please contact Investor Relations by telephone at (212) 419-3000 or mail your request to Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.
MISCELLANEOUS
We have supplied all information relating to the Company, Dyal, Neuberger, Altimar and the Adviser, as the case may be, have supplied, and we have not independently verified, all of the information relating to Dyal, Neuberger, Altimar or the Adviser, contained in this Proxy Statement.
You should rely only on the information contained in this Proxy Statement and the appendix to this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement (or as of an earlier date if so indicated in this Proxy Statement), and the mailing of this Proxy Statement to Shareholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.
ANNUAL REPORT
The Company will provide without charge to each Shareholder upon written request a copy of Company’s Annual Report on Form 10-K (without exhibits, unless otherwise requested) required to be filed with the SEC for the year ended December 31, 2019. Requests for copies should be addressed to the Secretary of the Company, Neena Reddy, at our principal executive offices located at 399 Park Avenue, 38th Floor, New York, New York 10022. Requests may also be directed to (212) 419-3000. Copies may also be accessed electronically by means of the SEC’s EDGAR home page on the internet at http://www.sec.gov/edgar.
PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE, OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY THROUGH THE INTERNET OR BY TELEPHONE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A
The New Advisory Agreement
~~SECOND~~THIRD AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
BETWEEN
OWL ROCK CAPITAL CORPORATION
AND
OWL ROCK CAPITAL ADVISORS LLC
This ~~Second~~Third Amended and Restated Investment Advisory Agreement (the “Agreement”) is made as of ~~March 31~~[      ], ~~2020~~2021, by and between Owl Rock Capital Corporation, a Maryland corporation (the “Company”), and Owl Rock Capital Advisors LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Company is a closed-end management investment company that ~~intends to elect~~has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “Investment Company Act”);
WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940 (the “Advisers Act”);
WHEREAS, the Company and the Adviser entered into the investment advisory agreement dated March 1, 2016 (the “Original Agreement”), which was amended and restated pursuant to the First Amended and Restated Investment Advisory Agreement, dated February 27, 2019 (the “First A&R Agreement”), and which was further amended and restated pursuant to the Second Amended and Restated Investment Advisory Agreement, dated March 31, 2020 (the “Second A&R Agreement”); and
~~WHEREAS, the Company and the Adviser desire to amend and restate the First A&R Agreement in its entirety to reflect, among other things, a revision to the Management Fee (as defined below) payable following an Exchange Listing (as defined below).~~
WHEREAS, as a result of the change of control of the Adviser and termination of the Second A&R Agreement, the Company and the Adviser desire to amend and restate the Second A&R Agreement in its entirety to set forth terms and conditions for the continued provision by the Adviser of investment advisory services to the Company.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1)
Duties of the Adviser

a)
The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, (x) in accordance with the investment objective, policies and restrictions that are set forth in the Company’s registration statement on Form 10 (as amended from time to time, the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”), and prior to the date on which the SEC declares the Company’s Registration Statement effective, in accordance with the investment objective, policies and restrictions that are set forth in the Company’s confidential private placement memorandum dated February 23, 2016 and as amended from time to time; (y) in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws as the same shall be amended from time to time; and (z) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify/source, research, evaluate and negotiate the structure of the investments made by the Company; (iii) close and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) use reasonable endeavors to ensure that the Company’s investments consist mainly of shares, securities or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes and other evidences of indebtedness; (vi) perform due diligence on prospective portfolio companies; and (vii) provide the Company with such other investment advisory, research, and related services as the Company may, from time to time, reasonably require for the investment of its funds, including providing operating and managerial assistance to the Company and its portfolio companies as required. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).
b)
The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

c)
The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

d)
The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.

e)
The Adviser shall be primarily responsible for the execution of any trades in securities in the Company’s portfolio and the Company’s allocation of brokerage commissions.

f)
Following a continuous public offering through the independent broker-dealer network (a “Non-Listed Offering”) and prior to such time as the Company’s common stock is listed on a national securities exchange (an “Exchange Listing”), the Adviser shall, upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Company’s stockholders pursuant to this Agreement, any registration statement filed with the SEC and applicable federal and state law.

g)
The Adviser has a fiduciary responsibility and duty to the Company and the Company’s stockholders for the safekeeping and use of all the funds and assets of the Company, whether or not in the Adviser’s immediate possession or control. Following a Non-Listed Offering and prior to an Exchange Listing, the Adviser (i) shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Company and (ii) may not contract away the fiduciary obligation owed to the Company and the Company’s stockholders under common law.

h)
Following a Non-Listed Offering and prior to an Exchange Listing, the provisions set forth in “Annex A — IV. Conflicts of Interest” shall apply.

2)
Company’s Responsibilities and Expenses Payable by the Company

Except as otherwise provided herein or in the Amended and Restated Administration Agreement (the “Administration Agreement”), dated ~~March 1~~[      ], ~~2016~~2021 between the Company and the Adviser (the Adviser, in its capacity as the administrator, the “Administrator”), the Adviser shall be solely responsible for the compensation of its investment professionals and employees and all overhead expenses of the Adviser (including rent, office equipment and utilities). The Company will bear all other costs and expenses of its operations, administration and transactions, including (without limitation): the cost of its organization and any offerings; the cost of calculating its net asset value, including the cost of any third-party valuation services; the cost of effecting any sales and repurchases of the Common Stock and other securities; fees and expenses payable under any dealer manager agreements, if any; debt service and other costs of borrowings or other financing arrangements; costs of hedging; expenses, including travel expense, incurred by the Adviser, or members of the Investment Team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing the Company’s rights; transfer agent and custodial fees; fees and expenses associated with marketing efforts; federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies; federal, state and local taxes; independent directors’ fees and expenses including certain travel expenses; costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation of the foregoing; the costs of any reports, proxy statements or other notices to stockholders (including printing and mailing costs), the costs of any stockholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters; commissions and other compensation payable to brokers or dealers; research and market data; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; fees and expenses associated with independent audits, outside legal and consulting costs; costs of winding up; costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes; extraordinary expenses (such as litigation or indemnification); and costs associated with reporting and compliance obligations under the Advisers Act and applicable federal and state securities laws. Notwithstanding anything to the contrary contained herein, the Company shall reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the business affairs of the Company). For the avoidance of doubt, the Adviser shall be solely responsible for any placement or “finder’s” fees payable to placement agents engaged by the Company or its affiliates in connection with the offering of securities by the Company.
In addition to the compensation paid to the Adviser pursuant to Section 3, following a Non-Listed Offering and prior to an Exchange Listing the provisions set forth in “Annex A — I. Company’s Responsibilities and Expenses Payable by the Company” shall apply.
3)
Compensation of the Adviser

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.
a)
For services rendered under this Agreement, the Management Fee will be payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Management fee shall be calculated as follows:

i)
Prior to an Exchange Listing, the Management Fee shall be calculated at an annual rate of 0.75% of (i) the average of the Company’s gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters and (ii) the average of any remaining undrawn capital commitments at the end of the two most recently completed calendar quarters.

ii)
Following an Exchange Listing, the Management Fee shall be calculated at an annual rate of (x) 1.50% of the average of the Company’s gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the Investment Company Act, and (y) 1.00% of the average of the Company’s gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the Investment Company Act, in each case at the end of the two most recently completed calendar quarters.

b)
Prior to an Exchange Listing, the Adviser will not be entitled to an Incentive Fee. Following an Exchange Listing, the Incentive Fee shall consist of two parts, as follows:

i)
One part will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter commencing with the first calendar quarter following an Exchange Listing. For this purpose, pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by the Company during the calendar quarter, minus the Company’s operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.5% per calendar quarter (6% annualized). The Company’s net investment income used to calculate this part of the Incentive Fee is also included in the amount of its gross assets used to calculate the Management Fee.

The Company will pay the Adviser an Incentive Fee with respect to the Company’s pre-Incentive Fee net investment income in each calendar quarter as follows:
•
With the exception of the Capital Gains Incentive Fee (as defined and discussed in greater detail below), no Incentive Fee is payable to the Adviser prior to an Exchange Listing or in any calendar quarter in which the Company’s pre-Incentive Fee net investment income does not exceed the hurdle rate of 1.5% for such calendar quarter.

•
100% of the Company’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate is payable to the Adviser until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter. The Company refers to this portion of the Company’s Pre-Incentive Fee net investment income as the “catch-up.”

•
Once the hurdle is reached and the catch-up is achieved, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter is payable to the Adviser.

ii)
The second part of the Incentive Fee (the “Capital Gains Incentive Fee”) will be determined and payable in arrears as of the end of each calendar year of the Company (or upon termination of this Agreement as set forth below), and will equal 17.5% of the Company’s realized capital gains, if any, on a cumulative basis from the date on which the Exchange Listing becomes effective (the “Listing Date”) to the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from the Listing Date through the end of each calendar year, minus the aggregate amount of any previously paid Capital Gains Incentive Fees for prior periods. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the Listing Date for all of the Company’s investments made prior to the Listing Date will be equal to the fair market value of such investments as of the last day of the calendar quarter in which the Listing Date occurs; provided, however, that in no event will the Capital Gains Incentive Fee payable pursuant hereto be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.
iii)
Examples of the quarterly incentive fee calculation are attached hereto as Annex B. Such examples are included for illustrative purposes only and are not considered part of this Agreement.

4)
Covenants of the Adviser

The Adviser agrees that it will remain registered as an investment adviser under the Advisers Act so long as the Company maintains its election to be regulated as a BDC under the Investment Company Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments. In addition, following a Non-Listed Offering and prior to an Exchange Listing, the Adviser shall comply with the covenants set forth in “Annex A — II. Covenants of the Adviser.”
5)
Excess Brokerage Commissions

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company. Notwithstanding anything herein to the contrary, following a Non-Listed Offering and prior to an Exchange Listing, the provisions set forth in “Annex A — III. Excess Brokerage Commissions” shall apply.
6)
Investment Team

The Adviser shall manage the Company’s portfolio through a team of investment professionals (the “Investment Team”) dedicated primarily to the Company’s business, in cooperation with the Company’s Chief Executive Officer. The Investment Team shall be comprised of senior personnel of the Adviser, supported by and with access to the investment professionals, analytical capabilities and support personnel of the Company.
7)
Limitations on the Employment of the Adviser

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements as set forth herein. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.
8)
Responsibility of Dual Directors, Officers and/or Employees

If any person who is a manager, partner, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.
9)
Limitation of Liability of the Adviser; Indemnification

The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member and the Administrator each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). Notwithstanding this Section 9 to the contrary, following a Non-Listed Offering and prior to an Exchange Listing, the provisions set forth in “Annex A — V. Limitation of Liability of the Adviser; Indemnification” shall apply.
10)
Effectiveness, Duration and Termination of Agreement

a)
This Agreement shall become effective as of the date first written above. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors or by the Adviser; provided, however, that following a Non-Listed Offering and prior to an Exchange Listing, the Adviser may only terminate this agreement upon not more than 120 days’ written notice. The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration, and Section 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

b)
This Agreement shall continue in effect for two years from the date hereof, or to the extent consistent with the requirements of the Investment Company Act, from the date of the Company’s election to be regulated as a BDC under the Investment Company Act, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.
c)
This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

d)
Following a Non-Listed Offering and prior to an Exchange Listing the provisions set forth in “Annex A — VI. Effectiveness, Duration and Termination of Agreement” shall apply.

11)
Notices

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.
12)
Amendments

This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.
13)
Entire Agreement; Governing Law

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of Delaware and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.
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* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.
OWL ROCK CAPITAL CORPORATION
By:
	Name:	Alan Kirshenbaum
	Title:	Chief Operating Officer and Chief Financial Officer
OWL ROCK CAPITAL ADVISORS LLC
By:
	Name:	Alan Kirshenbaum
	Title:	Chief Operating Officer and Chief Financial Officer

Annex A
Additional Provisions
I.
Company’s Responsibilities and Expenses Payable by the Company. In addition to the compensation paid to the Adviser pursuant to Section 3 of the Agreement, following a Non-Listed Offering the Company shall reimburse the Adviser for all expenses of the Company incurred by the Adviser as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Adviser. Following a Non-Listed Offering the Adviser may be reimbursed for the administrative services performed by it on behalf of the Company pursuant to any separate administration or co-administration agreement with the Adviser; provided, however, such reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other methods conforming with generally accepted accounting principles. No such reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from such allowable reimbursement shall be:

a.
rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and

b.
salaries, fringe benefits, travel expenses and other administrative items incurred by or allocated to any Controlling Person of the Adviser. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Adviser similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Adviser, or a person having the power to direct or cause the direction of the Adviser, whether through the ownership of voting securities, by contract or otherwise.

II.
Covenants of the Adviser. Following a Non-Listed Offering and prior to an Exchange Listing:

a.
The Adviser shall prepare or shall cause to be prepared and mailed or delivered by any reasonable means, including an electronic medium, a copy of the Company’s Annual Report on Form 10-K, filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to each stockholder as of a record date after the end of the fiscal year within 120 days after the end of the fiscal year to which it relates that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) a report of the material activities of the Company during the period covered by the report; (iii) where forecasts have been provided to the Company’s stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) a report setting forth distributions to Company’s stockholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds. Such Annual Report on Form 10-K must also contain a breakdown of the costs reimbursed to the Adviser. The Company shall take reasonable steps to assure that: (v) within the scope of the annual audit of the Company’s financial statements, the independent certified public accountants preparing such Annual Report on Form 10-K will issue a special report on the allocation of such costs to the Company in accordance with this Agreement; (w) the special report shall be in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports; (x) the additional costs of such special report will be itemized and may be reimbursed to the Adviser by the Company in accordance with this Section II(a) only to the extent that such reimbursement, when added to the cost for administrative services rendered, does not exceed the competitive rate for such services as determined above; (y) the special report shall at minimum provide a review of the time records of individual employees, the costs of whose services were reimbursed and the specific nature of the work performed by each such employee; and (z) the prospectus, prospectus supplement or periodic report as filed with the SEC shall disclose in tabular form an itemized estimate of such proposed expenses for the next fiscal year together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser and subject to the Omnibus Guidelines published by the North American Securities Administrators Association on May 7, 2007.
b.
The Adviser shall prepare or shall cause to be prepared and mailed or delivered to each Company stockholder within 60 days after the end of each fiscal quarter of the Company a Quarterly Report on Form 10-Q filed by the Company under the Exchange Act.

c.
The Adviser shall prepare or shall cause to be prepared and mailed or delivered within 75 days after the end of each calendar year of the Company to each person who was at any time during such calendar year a Company stockholder all information pertaining to such stockholder’s investment in the Company necessary for the preparation of such person’s federal income tax return.

d.
The Adviser shall, upon written request of any State Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section II to such State Administrator.

e.
In performing its duties hereunder, the Adviser shall cause the Company to provide for adequate reserves for normal replacements and contingencies (but not for the payment of fees payable to the Adviser described in Section 3 of the Agreement) by causing the Company to retain a reasonable percentage of proceeds from offerings and revenues.

f.
From time to time and not less than quarterly, the Company shall cause the Adviser to review the Company’s accounts to determine whether cash distributions are appropriate. The Company may, subject to authorization by the Board, distribute pro rata to the Company’s stockholders funds which the Board deems unnecessary to retain in the Company. In no event shall funds be advanced or borrowed solely for the purpose of such cash distributions. Any cash distributions to the Adviser shall be made only in conjunction with distributions to stockholders and as a result of any shares held by the Adviser. All such cash distributions shall be made only out of funds legally available therefor pursuant to the Maryland General Corporation Law, as amended from time to time.

g.
The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Company of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Company and the nature, timing and implementation of any changes thereto pursuant to Section 1 of the Agreement; provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of Company securities not committed for investment within the later of two years from the date of effectiveness of the registration statement relating to the Non-Listed Offering or one year from termination of the Non-Listed Offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the stockholders of the Company as a return of capital without deduction of Front End Fees.

III.
Excess Brokerage Commissions. Notwithstanding anything herein to the contrary, following a Non-Listed Offering and prior to an Exchange Listing:

a.
All Front End Fees (as defined in the Company’s charter) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering and sale of the Company’s shares, regardless of the source of payment. Any reimbursement to the Adviser or any other person for deferred Organizational and Offering Expenses (as defined in the Company’s charter), including any interest thereon, if any, will be included within this 18% limitation.

b.
The Adviser shall cause the Company to commit at least 82% of the gross proceeds of any offering and sale of the Company’s shares towards the investment or reinvestment of assets and reserves as set forth in Section II(e) of this Annex A on behalf of the Company. The remaining proceeds may be used to pay Front End Fees.

IV.
Conflicts of Interest. Following a Non-Listed Offering:

a.
The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Company.

b.
The Adviser shall not receive or accept any rebate or give-ups or similar arrangement that is prohibited under applicable federal or state securities laws. The Adviser shall not directly or indirectly pay or award any fees or commissions or other compensation to any Person engaged to sell shares of the Company’s stock or give investment advice to a potential stockholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the Company’s common stock.

c.
The Adviser covenants that it shall not permit or cause to be permitted the Company’s funds from being commingled with the funds of any other entity. However, nothing in this subsection shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Company’s funds are protected from the claims of other programs and creditors of such programs.

V.
Limitation of Liability of the Adviser; Indemnification.

a.
Following a Non-Listed Offering and prior to an Exchange Listing, the Company shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by the an Indemnified Party, nor shall the Company provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:

i.
the Indemnified Party has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company;

ii.
the Indemnified Party was acting on behalf of or performing services for the Company;

iii.
such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Adviser or an Affiliate (as defined in the Articles of Incorporation) of the Adviser, or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a director of the Company who is not also an officer of the Company or the Adviser or an Affiliate of the Adviser; and

iv.
such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from the Company stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:
i.
there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;

ii.
such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or

iii.
a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which shares of stock of the Company were offered or sold as to indemnification for violations of securities laws.

b.
Following a Non-Listed Offering and prior to an Exchange Listing, the Company may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:

i.
the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

ii.
the Indemnified Party provides the Company with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;

iii.
the legal proceeding was initiated by a third party who is not a Company stockholder, or, if by a Company stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

iv.
the Indemnified Party provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.

VI.
Effectiveness, Duration and Termination of Agreement. Following a Non-Listed Offering and prior to an Exchange Listing, without the approval of holders of a majority of the shares entitled to vote on the matter, the Adviser shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business; or (v) cause the merger or other reorganization of the Company. In the event that the Adviser should withdraw pursuant to (ii) above, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal. The Company may terminate the Adviser’s interest in the Company’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Company. If Company Fund and the Adviser cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Adviser and the Company. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Company.

Annex B
Examples of Quarterly Incentive Fee Calculation
Example 1: Income Related Portion of Incentive Fee1,2:
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.00%
Hurdle rate3 = 1.50%
Management fee4 = 0.38%
Other expenses (legal, accounting, custodian, transfer agent, etc.)5 = 0.20%
Pre-Incentive Fee net investment income
   (investment income — (management fee + other expenses)) = 1.42%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no Incentive Fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.25%
Hurdle rate3 = 1.50%
Management fee4 = 0.38%
Other expenses (legal, accounting, custodian, transfer agent, etc.)5 = 0.20%
Pre-Incentive Fee net investment income
   (investment income — (management fee + other expenses)) = 1.67%
Incentive Fee = 100% × pre-Incentive Fee net investment income, subject to the “catch-up”6
   = 100% × (1.67% — 1.5%)
   = 0.17%
Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.50%
Hurdle rate3 = 1.50%
Management fee4 = 0.38%
Other expenses (legal, accounting, custodian, transfer agent, etc.)5 = 0.20%
Pre-Incentive Fee net investment income
   (investment income — (management fee + other expenses)) = 1.92%
Incentive Fee = 17.50% × pre-Incentive Fee net investment income, subject to “catch-up”6
Incentive Fee = 100% × “catch-up” + (17.50% × (pre-Incentive Fee net investment income — 1.875%))
Catch-up = 1.82% — 1.50% = 0.32%
Incentive Fee = (100% × 0.32%) + (17.50% × (1.92% — 1.82%))
   = 0.32% + (17.50% × 0.92%)
   = 0.32% + 0.02%
   = 0.34%
1This example assumes that an Exchange Listing has occurred.
2 The hypothetical amount of pre-Incentive Fee net investment income shown is based on a percentage of total net assets.
3Represents 6.0% annualized hurdle rate.
4Represents 1.50% annualized management fee.
5Excludes organizational and offering expenses.
6 The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 17.50% on all of the Company’s pre-Incentive Fee net investment income as if a hurdle rate did not apply. The “catch-up” portion of the Company’s pre-Incentive Fee net investment income is the portion that exceeds the 1.5% hurdle rate but is less than or equal to 1.82% in any quarter.

Example 2: Capital Gains Portion of Incentive Fee:
Assumptions
i)
Year 1: The Listing Date is the last day of the first calendar quarter. Prior to the last day of the first calendar quarter the Company has made an investment in Company A (“Investment A”), an investment in Company B (“Investment B”), an investment in Company C (“Investment C”), an investment in Company D (“Investment D”) and an investment in Company E (“Investment E”). On the last day of the first calendar quarter the fair market value (“FMV”) of each of Investment A, Investment B, Investment C, Investment D and Investment E is $10 million. For purposes of calculating the Capital Gains Incentive Fee, the cost basis of each of Investment A, Investment B, Investment C, Investment D and Investment E is considered to be its FMV as of the last day of the first calendar quarter; provided, however, that in no event will the Capital Gains Incentive Fee payable pursuant hereto be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.

•
Year 2: Investment A sold for $20 million, fair market value (“FMV”) of Investment B determined to be $8 million, FMV of Investment C determined to be $12 million, and FMV of Investments D and E each determined to be $10 million.

•
Year 3: FMV of Investment of B determined to be $8 million, FMV of Investment C determined to be $14 million, FMV of Investment D determined to be $14 million and FMV of Investment E determined to be $16 million.

•
Year 4: $10 million investment made in Company F (“Investment F”), Investment D sold for $12 million, FMV of Investment B determined to be $10 million, FMV of Investment C determined to be $16 million and FMV of Investment E determined to be $14 million.

•
Year 5: Investment C sold for $20 million, FMV of Investment B determined to be $14 million, FMV of Investment E determined to be $10 million and FMV of Investment F determined to $12 million.

•
Year 6: Investment B sold for $16 million, FMV of Investment E determined to be $8 million and FMV of Investment F determined to be $15 million.

•
Year 7: Investment E sold for $8 million and FMV of Investment F determined to be $17 million.

•
Year 8: Investment F sold for $18 million.

These assumptions are summarized in the following chart:
	Investment A	Investment B	Investment C	Investment D	Investment E	Investment F	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 1	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	—	—	—	—
Year 2	$20 million (sale price)	$8 million FMV	$12 million FMV	$10 million FMV	$10 million FMV	—	$2 million	—	$10 million
Year 3	—	$8 million FMV	$14 million FMV	$14 million FMV	$16 million FMV	—	$2 million	—	$10 million
Year 4	—	$10 million FMV	$16 million FMV	$12 million (sale price)	$14 million FMV	$10 million (cost basis)	—	—	$12 million
Year 5	—	$14 million FMV	$20 million (sale price)	—	$10 million FMV	$12 million FMV	—	—	$22 million
Year 6	—	$16 million (sale price)	—	—	$8 million FMV	$15 million FMV	$2 million	—	$28 million
Year 7	—	—	—	—	$8 million (sale price)	$17 million FMV	—	$2 million	$28 million
Year 8	—	—	—	—	—	$18 million (sale price)	—	$2 million	$36 million

The capital gains portion of the Incentive Fee would be:
•
Year 1: None

•
Year 2:

Capital Gains Incentive Fee = 17.50% multiplied by ($10 million realized capital gains on sale of Investment A less $2 million cumulative capital depreciation) = $1.40 million
•
Year 3:

Capital Gains Incentive Fee = 17.50% multiplied by ($10 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $1.40 million cumulative Capital Gains Incentive Fee previously paid = $1.40 million less $1.40 million = $0.00
•
Year 4:

Capital Gains Incentive Fee = (17.50% multiplied by ($12 million cumulative realized capital gains)) less $1.40 million cumulative Capital Incentive Gains Fee previously paid = $2.10 million less $1.40 million = $0.70 million
•
Year 5:

Capital Gains Incentive Fee = (17.50% multiplied by ($22 million cumulative realized capital gains)) less $2.10 million cumulative Capital Gains Incentive Fee previously paid = $3.85 million less $2.10 million = $1.75 million
•
Year 6:

Capital Gains Incentive Fee = (17.50% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $3.85 million cumulative Capital Gains Incentive Fee previously paid = $4.55 million less $3.85 million = $0.70 million
•
Year 7:

Capital Gains Incentive Fee = (17.50% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.55 million cumulative Capital Gains Incentive Fee previously paid = $4.55 million less $4.55 million = $0.00
•
Year 8:

Capital Gains Incentive Fee = (17.50% multiplied by ($36 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.55 million cumulative Capital Gains Incentive Fee previously paid = $5.95 million less $4.55 million = $1.40 million

OWL OCK CAPITAL CORPORATION399 PARK AVE, 38TH FLOORNEW YORK, NEW YORK 10022SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 p.m. Eastern Time on March 16, 2021. Follow theinstructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ORCC2021SMYou may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available andfollow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on March 16, 2021. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelopewe have provided or return before 5:00 p.m. Eastern Time on March 16, 2021to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D30080-S15592 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OWL ROCK CAPITAL CORPORATION The Board unanimously recommends that you vote “FOR” the approval of (i) the New Advisory Agreement and (ii) the Adjournment Proposal. For Against Abstain 1. To approve the Company’s entry into an amended and restated investment advisory agreement (the “New Advisory Agreement”) between the Companyand Owl Rock Capital Advisors LLC (the “Adviser”), pursuant to which the Adviser will continue to provide investment advisory and management servicesto the Company following the change in control of the Adviser with no changes to terms, as more fully described in the accompanying proxy statement(the “New Advisory Agreement Proposal”); and2. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time ofthe Special Meeting to approve the New Advisory Agreement Proposal (the “Adjournment Proposal”). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

YOUR VOTE IS VERY IMPORTANT!Your immediate response will help avoid potential delays and may save the Companysignificant additional expenses associated with soliciting Shareholder votes.D30081-S15592OWL ROCK CAPITAL CORPORATIONSpecial Meeting of ShareholdersMarch 17, 2021 at 9:00 a.m. Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned shareholder of Owl Rock Capital Corporation, hereby appoints Alan J. Kirshenbaum and Neena Reddy, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Shareholders of Owl Rock Capital Corporation to be held on March 17, 2021 at 9:00 a.m. Eastern Time, virtually atwww.virtualshareholdermeeting.com/ORCC2021SM, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.This proxy is solicited on behalf of the Owl Rock Capital Corporation board of directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any or all of the proposals referenced herein.If you sign, date and return this proxy, it will be voted as directed, or if no direction is indicated, will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse sideImportant Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Proxy Statement for this meeting is available at www.proxyvote.com.NOTICE IS HEREBY GIVEN THAT the special meeting of shareholders (the “Special Meeting”) ofOwl Rock Capital Corporation, a Maryland corporation (the “Company”), will be held on March 17, 2021 at9:00 a.m. Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ORCC2021SM.